UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  September 27, 2004


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


          (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On September 27, 2004, Financial Federal Corporation issued a press release regarding its results for its fiscal year and quarter ended July 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     In addition to reporting financial results in accordance with generally accepted accounting principles ("GAAP"), the effect on diluted earnings per share for fiscal 2003 of a $1.1 million after-tax loss on the redemption of convertible debt was reported. This measure is not in accordance with GAAP. Financial Federal Corporation believes this amount is useful to investors in comparing its performance for fiscal 2004 to fiscal 2003. The excluded loss was a result of the calling of 4.5% convertible subordinated notes for redemption. The notes were called to eliminate their dilutive effect. This was a non-recurring event.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (C)  Exhibits:

     The following exhibit is filed herewith:

        99.1     Press Release dated September 27, 2004

                              EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   --------------------------------------------------------------
 99.1         Press Release dated September 27, 2004

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


September 27, 2004
------------------
(Date)